                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5565

                           SCUDDER MUTUAL FUNDS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Gold and Precious Metals Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods for Class B shares and the 3-year, 5-year, and 10-year periods for Class A and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the fund's statement of additional information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Gold and Precious Metals Fund	1-Year	3-Year	5-Year	10-Year
Class A	-4.62%	28.64%	30.55%	8.81%
Class B	-5.30%	27.66%	29.52%	7.95%
Class C	-5.26%	27.68%	29.55%	7.97%
S&P 500 Index+	8.72%	12.85%	-1.74%	9.34%
London Bullion Market Association Gold PM Fix Price/USD++	10.62%	14.10%	12.22%	2.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Gold and Precious Metals Fund — Class A [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,990	$20,063	$35,745	$21,931
	Average annual total return	-10.10%	26.12%	29.02%	8.17%
Class B	Growth of $10,000	$9,211	$20,603	$36,347	$21,484
	Average annual total return	-7.89%	27.25%	29.45%	7.95%
Class C	Growth of $10,000	$9,474	$20,817	$36,493	$21,538
	Average annual total return	-5.26%	27.68%	29.55%	7.97%
S&P 500 Index+	Growth of $10,000	$10,872	$14,371	$9,162	$24,429
	Average annual total return	8.72%	12.85%	-1.74%	9.34%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$11,062	$14,855	$17,798	$12,302
	Average annual total return	10.62%	14.10%	12.22%	2.09%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/05	$ 16.97	$ 16.77	$ 16.75
10/31/04	$ 19.53	$ 19.45	$ 19.42
Distribution Information: Twelve Months: Capital Gains Distributions as of 10/31/05	$ 1.66	$ 1.66	$ 1.66
Class A Lipper Rankings — Gold Oriented Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	44	of	50	87
3-Year	8	of	43	19

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year, and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception October 2, 2000 are derived from the historical performance of Class S shares of Scudder Gold and Precious Metals Fund during such periods and have assumed the same expense structure during such period. Any difference in expenses will affect performance. Class S shares are no longer available to new investors exvept under certain circumstances. (Please refer to the Fund's Statement of Additional Information)

Average Annual Total Returns as of 10/31/05
Scudder Gold and Precious Metals Fund	1-Year	3-Year	5-Year	10-Year
Class S	-4.34%	28.91%	30.82%	9.07%
Class AARP	-4.34%	28.96%	30.89%	9.10%
S&P 500 Index+	8.72%	12.85%	-1.74%	9.34%
London Bullion Market Association Gold PM Fix Price/USD++	10.62%	14.10%	12.22%	2.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Gold and Precious Metals Fund — Class S [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,566	$21,422	$38,313	$23,832
	Average annual total return	-4.34%	28.91%	30.82%	9.07%
Class AARP	Growth of $10,000	$9,566	$21,445	$38,414	$23,894
	Average annual total return	-4.34%	28.96%	30.89%	9.10%
S&P 500 Index+	Growth of $10,000	$10,872	$14,371	$9,162	$24,429
	Average annual total return	8.72%	12.85%	-1.74%	9.34%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$11,062	$14,855	$17,798	$12,302
	Average annual total return	10.62%	14.10%	12.22%	2.09%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 17.03	$ 17.01
10/31/04	$ 19.54	$ 19.52
Distribution Information: Twelve Months: Capital Gains Distributions as of 10/31/05	$ 1.66	$ 1.66
Class S Lipper Rankings — Gold Oriented Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	42	of	50	83
3-Year	7	of	43	16
5-Year	13	of	34	38
10-Year	2	of	22	9

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,186.70	$ 1,182.70	$ 1,183.70	$ 1,189.20	$ 1,188.70
Expenses Paid per $1,000*	$ 9.20	$ 12.98	$ 12.77	$ 7.67	$ 7.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,016.79	$ 1,013.31	$ 1,013.51	$ 1,018.20	$ 1,018.00
Expenses Paid per $1,000*	$ 8.49	$ 11.98	$ 11.77	$ 7.07	$ 7.27

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Gold and Precious Metals Fund	1.67%	2.36%	2.32%	1.39%	1.43%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Gold and Precious Metals Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Gold and Precious Metals Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Euan Leckie

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1988 after 14 years as a senior financial analyst for CSR Limited and mining analyst for Commercial Banking Company and Constable and Bain.

Global equity analyst for Materials Sector; member of Global Materials Sector Research Team; member Australian Equity local research team (resources): Sydney.

Joined the fund in 2002.

Greg Foulis

Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management and the fund in October 2004.

Joined Deutsche Bank in 1997 as a senior analyst and more recently in Equity Sales, after five years in various analyst roles and 11 years working as a geologist for a number of companies including Kennecott Exploration Ltd. (now Rio Tinto) and Niugini Mining Ltd.

Portfolio manager specializing in Resources; member of Global Materials Sector Research Team; member Australian Equity local research team (resources): Sydney.

University of NSW, Master of Commerce (Finance).

In the following interview, Co-Managers Euan Leckie and Greg Foulis discuss the market environment, fund performance and their strategy in managing Scudder Gold and Precious Metals Fund during the 12-month period ended October 31, 2005.

Q:  How would you characterize the performance of gold and gold stocks during the past year?

A:  For much of the past year, gold traded back and forth within a range bounded by about $410 per ounce on the bottom and $450 per ounce at the peak. Bullion broke out of this range in spectacular fashion in mid-September, rising from $450 to approximately $470 in just one week. From that point, gold traded sideways through the end of October, finishing the fund's fiscal year at $467, up from $429 at the beginning of the period (a gain of 8.7%). The trigger for the large spike was investors' reaction to Hurricane Katrina. First, the extensive damage to refining capacity in the Gulf of Mexico caused the price of oil and gasoline to surge. The resulting fear that rising energy prices would feed through to the broader economy in the form of inflation prompted many investors to seek a "safe haven" in gold. Second, the cost of rebuilding was seen as a potential impetus for a higher US budget deficit. Rising deficits are generally a negative for currencies, and a weak dollar tends to be a positive for gold by making the metal less expensive for overseas buyers.

Aside from US inflation and deficit concerns, market participants also were encouraged by the positive developments in the supply-and-demand picture. First, flat mine production means there is no growth in output. Because the rising cost of energy makes it more expensive to bring new supply on-line — since mining is a fuel-intensive operation — mining companies have been hesitant to open new mines despite the rising price of gold. Also helping restrict supply is the fact that central banks are sticking to the terms of the Washington Accord, which limits the amount of gold that they can sell in a given year to 500 tons. What's more, gold companies have been more reluctant to hedge against a decline in the price of gold by selling their production forward.1 On the demand side, the market has been helped by two trends: the continued demand for jewelry, and the growing use of gold as an investment. Taken together, these factors have created a favorable supply/demand backdrop for gold, helping support prices.

Q:  How did the fund perform?

A:   The fund underperformed both its benchmark and its peer group during the annual reporting period. Its Class A shares returned -4.62%, compared with the 8.72% return of its primary benchmark, the S&P 500 Index. The fund's secondary benchmark, the London Bullion Market Association Gold PM Fixed Price/USD, an internationally published benchmark for the price of gold, returned 10.62% for the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) For the one-year period, the fund underperformed the 4.73% average return of the 50 stocks in its Lipper category, Gold-Oriented Funds.2

1 If a company expects the price of gold to drop, it can sell its future production at a specified price, meaning that the company can receive an above-market price if the gold price indeed declines. This activity raises the supply of gold available in the market, dampening prices.

2 The Lipper Gold-Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented finance houses, gold coins or bullions. It is not possible to invest directly into a Lipper category.

Q:  What is your take on the fund's underperformance?

A:  We are unhappy with the extent to which the fund trailed its peer group during the period. However, it should be noted that only a 65% portfolio exposure to gold stocks is required for entrance into the Lipper category. The result is that many of our competitors have boosted returns through investments in stocks of companies that produce base metals and even oil. However, our goal is to provide pure exposure to the precious metals category, and we have maintained our investment discipline.

A notable source of underperformance was our positioning in small-cap exploration stocks. The fund has generated strong gains from its holdings in junior stocks in prior years, but in 2005 they significantly underperformed. The most significant detractor among the juniors was Crystallex International Corp., which we discussed in the semiannual report as a positive contributor for the first half of the fiscal year. Since then, the stock has plummeted about 60% on fears that Venezuela's president, Hugo Chavez, will order the nationalization of the company's gold assets in the country. However, we believe that this fear is exaggerated, and we continue to hold the stock in the portfolio. Another notable detractor was Celtic Resources Holdings PLC, a mining company that had reported an agreement to buy 50% of a large gold deposit in Russia, only to have Norilsk Nickel's gold arm announce that it had bought it. This lost deal raised concerns that the company will be subject to arbitrary government action in Russia, and the stock declined more than 50% as a result.

In order to better manage the risk posed by investment in smaller exploration stocks, we have reduced the fund's weighting in this area and boosted its position in large caps. However, we maintain holdings in selected exploration and development companies, as we still see the potential to get good performance from certain stocks in this group. We believe this approach is supported by the recent takeovers that have occurred: Eldorado Gold Corp. acquired a junior stock, Afcan Mining, to gain a foothold in China, while Guinor Gold Corp. was bid for by Crew Gold. Following our portfolio reallocations, we believe the fund is now better positioned to deliver stronger relative performance.

Q:  What stocks helped performance?

A:  In large-cap stocks, a recent boost to fund performance came from Placer Dome, Inc., which received a hostile takeover bid from Barrick Gold Corp. and Goldcorp, Inc. on the final day of the reporting period. As a result, Placer Dome's stock surged to $19.95 after closing the previous day at $16.51. We see this as a positive not just for the benefit it provided to performance, but also because it signals that rising production costs may spark a wave of consolidation in the industry. Gold companies may seek to boost reserves through corporate activity, as they find it hard to do this through exploration and the opening of new mines. Another stock that could benefit in this environment is Newcrest Mining Ltd., an Australian stock that has been a significant holding. The stock has generated modest returns thus far in 2005, as the company has brought a new mine into production. We believe Newcrest remains undervalued and therefore may be a takeover target.

In mid-cap stocks, a significant contributor to performance was the fund's position in Goldcorp. The fund has long held a significant position in Wheaton River, and the stock has performed well over several years. When this company merged with Goldcorp, it created an attractive low-cost gold producer. We increased the portfolio's holding in the company, and it has rewarded us well.

In small-cap stocks, a top performer was a junior operator that we have held since 2002, FNX Mining Co. Inc. FNX's primary assets are in Sudbury, Canada. We went to the site in 2002, and while there we met the company's managers, visited its projects and saw its potential. Early this year, the company reported a significant exploration discovery near Sudbury, with high-grade platinum and gold. The stock closed the period at Canadian $14.85 per share, up from about $5 when we first bought it.

Q:  How is the fund positioned in stocks of companies that focus on precious metals besides gold?

A:  The fund's largest nongold weighting is in platinum-related stocks, where about 10% of the fund's assets are invested. The fund's platinum exposure was significantly increased in the first half of 2005. Platinum used to trade at about the same level as gold, but rising demand has boosted its price above $900 per ounce. Use of the metal in autos has risen in recent years and at the same time demand for two platinum by-products — rhodium and palladium — has also grown, lifting their prices. This favorable backdrop has boosted the performance of the platinum-related stocks held in the fund: Anglo America Platinum Corp. Ltd., where we have a significant holding, Impala Platinum Holdings Ltd. and Lonmin PLC.

We have also invested a small portion of the portfolio in diamond-related stocks. We are seeing a shortage of supply in this area, which bodes well for the sector. The top performer among the fund's holdings in this area was Shore Gold, Inc., which owns a high-value deposit in Canada. The stock closed the period at Canadian $7.18 per share, compared with our initial purchase price of about $2.00.

Q:  What is your overall view of the environment for gold and precious metals stocks?

A:  A number of experts, including Newmont Mining's president, Pierre Lassonde and the industry research firm Gold Fields Mineral Services, have stated that they expect gold to exceed $500 per ounce in 2006. We agree with this assessment due to both the supply-and-demand backdrop discussed above and a number of additional reasons:

The potential for dollar weakness: The dollar weakened in 2003 and 2004 but has rebounded so far this year due to the strength of the US economy and the fact that interest rates are higher in the United States than in Europe or Japan. However, the United States continues to face two key longer-term imbalances — a rising trade deficit and a growing budget deficit, both of which have traditionally led to currency weakness. If this scenario plays out, the gold price could stand to benefit.

The gold-oil ratio: Gold and oil tend to have a high correlation, largely because rising energy prices tend to be a harbinger of inflation. Since 1971, gold has traded at a price that ranged between 10 and 22 times that of oil. As of the close of the period, however, that number was exceptionally low: only 7.9 times. This increases the likelihood that if oil prices hold steady and we see a "reversion to the mean" in this ratio, gold will increase in price.

Price ratio: 1 ounce of gold vs. barrels of oil as of 10/31/05

This chart depicts how many barrels of oil could have been purchased with one ounce of gold throughout the past 34 years.

Source: Deutsche Bank

Continued geopolitical unrest: This topic is still very much an issue, as the London subway attack in July and the recent foiled terrorist plot in Australia serve as reminders that the potential for terrorism has not abated. Additionally, the Iraq war, North Korea's saber rattling, and Iran's nuclear program all lurk as potential problems for the financial markets. In light of this, our view remains that gold is an excellent way to achieve diversification and "hedge" investment portfolios against unexpected events.

Risks to the gold price remain in place, of course, including the potential for continued dollar strength, questions regarding the policy of the new Federal Reserve chairman, Ben Bernanke, and the possibility that falling consumer demand will crimp jewelry sales. Nevertheless, we believe the risk/reward profile remains favorable for gold and gold stocks. We anticipate that the changes we have made to the portfolio will enable the fund to benefit from this potentially favorable environment in the year ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation	10/31/05	10/31/04

Common Stocks and Warrants	98%	95%
Cash Equivalents	2%	5%
	100%	100%
Quality Distribution (As a % of Common Stocks)	10/31/05	10/31/04

Tier breakdown of the Fund's common stocks Tier I: Premier producing companies	56%	28%
Tier II: Major established producers	22%	40%
Tier III: Junior producers with medium cost production	4%	15%
Tier IV: Companies with some production on stream or in startup	11%	5%
Tier V: Primarily exploration companies with or without mineral resources	7%	12%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (62.8% of Net Assets)
1. Newmont Mining Corp.	10.7%
2. Placer Dome, Inc.	9.8%
3. Barrick Gold Corp.	8.8%
4. Newcrest Mining Ltd.	6.8%
5. Goldcorp, Inc.	5.6%
6. Harmony Gold Mining Co., Ltd.	5.2%
7. Anglo America Platinum Corp., Ltd.	5.1%
8. AngloGold Ashanti Ltd.	4.8%
9. Kinross Gold Corp.	3.1%
10. Compania de Minas Buenaventura SA	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks and Warrants 98.2%
Australia 9.0%
Central Asia Gold Ltd.*	4,800,000	2,225,347
Centralian Minerals Ltd.*	1,323,529	98,967
Mineral Deposits Ltd.*	3,000,000	2,069,565
Newcrest Mining Ltd.	2,403,311	32,835,391
Sino Gold Ltd.*	3,090,000	5,802,944
(Cost $32,924,946)		43,032,214
Canada 47.4%
Aber Diamond Corp.	162,500	5,090,594
African Minerals Co. (Warrants) "SP" 144A* (b)	750,000	1,200,000
African Minerals Co. (Warrants) 144A* (b)	1,000,000	1,920,000
Anatolia Minerals Development Ltd.* (b)	700,000	1,090,509
Anatolia Minerals Development Ltd. (Warrants)* (b)	350,000	50,949
Anooraq Resources Corp.* (b)	2,000,000	1,456,270
Apollo Gold Corp. (Warrants) 144A* (b)	375,000	0
Barrick Gold Corp.*	1,674,000	42,268,500
Bear Creek Mining Corp.*	300,000	815,342
Bema Gold Corp.*	4,655,000	11,705,486
Bolivar Gold Corp.*	450,000	723,901
Bolivar Gold Corp. (Warrants)* (b) (c)	1,066,667	767,646
Bolivar Gold Corp. (Warrants)* (b) (c)	1,650,000	984,887
Brazilian Diamonds Ltd.*	1,800,000	477,900
Cambior, Inc.*	845,000	1,509,567
Cambior, Inc. (Warrants)* (b)	922,500	273,368
Cardero Resources Corp.* (b)	962,700	2,575,677
Centerra Gold, Inc.*	65,000	1,246,507
Crystallex International Corp.*	6,075,000	8,079,750
Crystallex International Corp. (Warrants)* (b)	450,000	9,966
Desert Sun Mining Corp.* (a) (b)	4,520,000	8,687,156
Desert Sun Mining Corp. (Warrants)* (a) (b)	600,000	350,521
Eldorado Gold Corp.*	3,415,000	10,437,855
FNX Mining Co., Inc.*	405,900	5,103,391
Fronteer Development Group, Inc.*	1,325,000	3,612,311
Gammon Lakes Resources, Inc.*	580,000	4,508,001
Gateway Gold Corp.* (b)	600,000	472,441
Goldcorp, Inc. (c)	11,000	219,560
Goldcorp, Inc. (c)	1,325,000	26,654,813
Golden Star Resources Ltd.*	1,610,000	4,007,620
Great Basin Gold Ltd.*	3,750,000	3,333,757
Guinor Gold Corp.*	3,673,500	4,323,228
Kinross Gold Corp.* (c)	178,000	1,242,440
Kinross Gold Corp.* (c)	1,930,000	13,415,714
Linear Gold Corp.*	300,000	990,602
Northern Lion Gold Corp.* (b)	1,050,000	315,596
Peru Copper, Inc. (Warrants)* (b)	395,000	83,608
Placer Dome, Inc. (c)	902,000	17,994,900
Placer Dome, Inc. (c)	1,460,000	28,839,048
Radius Explorations Ltd. (Warrants) 144A* (b)	400,000	0
Radius Gold Inc. (Warrants)* (b)	88,889	0
Radius Gold, Inc.*	1,877,778	969,812
SEMAFO, Inc.*	830,000	1,054,102
Shore Gold, Inc.* (b)	1,064,750	6,472,699
Stornoway Diamond Corp.* (b)	950,000	691,728
Strongbow Resources, Inc. (b)	600,000	116,840
Wolfden Resources, Inc.* (b)	863,700	1,733,104
(Cost $224,559,415)		227,877,666
Ireland 1.1%
Celtic Resources Holdings PLC 144A* (Cost $5,278,794)	1,350,000	5,089,160
Papua New Guinea 2.0%
Lihir Gold Ltd.* (Cost $6,781,746)	7,475,000	9,611,332
Peru 2.9%
Compania de Minas Buenaventura SA (ADR) (Cost $14,379,547)	540,500	13,928,685
South Africa 20.1%
Anglo America Platinum Corp., Ltd.	423,000	24,464,521
AngloGold Ashanti Ltd. (ADR)	595,000	23,264,500
Gold Fields Ltd. (ADR)*	782,500	10,329,000
Harmony Gold Mining Co., Ltd. (ADR)*	2,402,000	25,100,900
Impala Platinum Holdings Ltd. (ADR)	424,500	11,641,658
Western Areas Ltd.*	590,000	1,978,494
(Cost $91,208,919)		96,779,073
United Kingdom 4.2%
Highland Gold Mining Ltd.	380,000	1,510,080
Kalahari Diamonds Ltd. (b)	322,580	353,999
Lonmin PLC	486,958	11,250,480
Randgold Resources Ltd. (ADR)*	517,000	7,041,540
(Cost $16,642,744)		20,156,099
United States 11.5%
Glamis Gold Ltd.*	186,000	3,946,920
International Alliance Pacific Resources, Inc. (Warrants)*	500,000	1
Newmont Mining Corp.	1,204,500	51,311,699
(Cost $56,588,752)		55,258,620
Total Common Stocks and Warrants (Cost $448,364,863)		471,732,849

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 3.83% (d) (Cost $9,191,891)	9,191,891	9,191,891
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $457,556,754)+	100.1	480,924,740
Other Assets and Liabilities, Net	(0.1)	(632,642)
Net Assets	100.0	480,292,098

+ The cost for federal income tax purposes was $472,266,897. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $8,657,843. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,491,571 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $44,833,728.

* Non-income producing security.

(a) Affiliated issuers (See Notes to Financial Statements).

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
African Minerals Co. (Warrants) "SP" 144A	November 2003	6,000,000	1,200,000	0.25
African Minerals Co. (Warrants) 144A	September 2003	6,000,000	1,920,000	0.40
Anatolia Minerals Development Ltd.	December 2004	1,010,324	1,090,509	0.23
Anatolia Minerals Development Ltd. (Warrants)	December 2004	24,610	50,949	0.01
Anooraq Resources Corp.	December 2003	1,459,019	728,135	0.15
Apollo Gold Corp. (Warrants) 144A	December 2002	251,171	0	0.00
Bolivar Gold Corp. (Warrants)	October 2003	160,836	767,646	0.16
Bolivar Gold Corp. (Warrants)	October 2003	613,333	984,887	0.21
Cambior, Inc. (Warrants)	October 2003	625,779	273,368	0.06
Cardero Resources Corp.	October 2003	1,444,228	1,809,000	0.38
Crystallex International Corp.	September 2003	1,710,661	1,197,000	0.25
Crystallex International Corp. (Warrants)	September 2003	269,339	9,966	0.00
Desert Sun Mining Corp.	August 2003	2,802,697	5,227,669	1.09
Desert Sun Mining Corp. (Warrants)	September 2004	200,182	350,521	0.07
Gateway Gold Corp.	August 2003	1,625,299	472,441	0.10
Northern Lion Gold Corp.	September 2004	1,192,121	315,596	0.07
Peru Copper, Inc. (Warrants)	September 2004	90,511	83,608	0.02
Radius Explorations Ltd. (Warrants) 144A	March 2004	45,435	0	0.00
Radius Gold Inc.	October 2003	1,133,601	504,991	0.11
Radius Gold Inc. (Warrants)	October 2003	9,989	0	0.00
Shore Gold, Inc.	February 2004	1,651,087	6,472,699	1.35
Stornoway Diamond Corp.	August 2003	1,094,089	546,101	0.11
Strongbow Resources, Inc.	August 2003	256,556	116,840	0.02
Wolfden Resources, Inc.	August 2003	1,009,184	436,838	0.09
Total Restricted Securities			24,558,764	5.11

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments in securities, at value: Unaffiliated issuers (cost $442,880,208)	$ 462,695,172
Affiliated issuers (cost $5,484,655)	9,037,677
Investment in Scudder Cash Management QP Trust (cost $9,191,891)	9,191,891
Total investments in securities, at value (cost $457,556,754)	480,924,740
Cash	6,634
Receivable for investments sold	4,929,378
Dividends receivable	19,161
Interest receivable	33,747
Receivable for Fund shares sold	1,608,711
Other assets	35,532
Total assets	487,557,903
Liabilities
Payable for investments purchased	5,484,201
Payable for Fund shares redeemed	821,838
Accrued management fee	432,727
Other accrued expenses and payables	527,039
Total liabilities	7,265,805
Net assets, at value	$ 480,292,098
Net Assets
Net assets consist of: Accumulated net investment loss	(5,368,053)
Net unrealized appreciation (depreciation) on: Investments	23,367,986
Foreign currency related transactions	(4,797)
Accumulated net realized gain (loss)	28,762,865
Paid-in capital	433,534,097
Net assets, at value	$ 480,292,098

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($132,534,027 ÷ 7,808,571 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 16.97
Maximum offering price per share (100 ÷ 94.25 of $16.97)	$ 18.01

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,317,870 ÷ 1,927,175 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 16.77

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($75,804,034 ÷ 4,526,004 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 16.75
Class AARP Net Asset Value, offering and redemption price(a) per share ($24,791,742 ÷ 1,456,070 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.03
Class S Net Asset Value, offering and redemption price(a) per share ($214,844,425 ÷ 12,632,194 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.01

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $202,887)	$ 2,292,623
Interest	4,957
Interest — Scudder Cash Management QP Trust	417,970
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	265,404
Total Income	2,980,954
Expenses: Management fee	4,728,588
Distribution service fees	1,317,281
Services to shareholders	1,109,707
Custodian and accounting fees	400,830
Directors' fees and expenses	16,913
Auditing	88,686
Legal	13,930
Reports to shareholders	80,612
Registration fees	37,253
Other	37,789
Total expenses, before expense reductions	7,831,589
Expense reductions	(20,488)
Total expenses, after expense reductions	7,811,101
Net investment income (loss)	(4,830,147)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	25,510,511
Investments — Affiliated issuers	12,819,072
Foreign currency related transactions	(107,996)
38,221,587
Net unrealized appreciation (depreciation) during the period on: Investments	(63,733,751)
Foreign currency related transactions	(10,999)
(63,744,750)
Net gain (loss) on investment transactions	(25,523,163)
Net increase (decrease) in net assets resulting from operations	$ (30,353,310)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ (4,830,147)	$ (6,574,413)
Net realized gain (loss) on investment transactions	38,221,587	76,270,760
Net unrealized appreciation (depreciation) during the period on investment transactions	(63,744,750)	(75,179,292)
Net increase (decrease) in net assets resulting from operations	(30,353,310)	(5,482,945)
Distributions to shareholders: From net investment income: Class A	—	(9,342,367)
Class B	—	(1,424,038)
Class C	—	(3,234,444)
Class AARP	—	(1,860,810)
Class S	—	(15,646,775)
From net realized gains on investment transactions: Class A	(11,968,748)	—
Class B	(2,574,801)	—
Class C	(7,010,502)	—
Class AARP	(2,658,916)	—
Class S	(20,470,757)	—
Fund share transactions: Proceeds from shares sold	178,411,565	431,618,335
Reinvestment of distributions	39,456,286	26,446,458
Cost of shares redeemed	(196,667,605)	(357,742,320)
Redemption fees	53,492	—
Net increase (decrease) in net assets from Fund share transactions	21,253,738	100,322,473
Increase (decrease) in net assets	(53,783,296)	63,331,094
Net assets at beginning of period	534,075,394	470,744,300
Net assets at end of period (including accumulated net investment loss and distributions in excess of net investment income of $5,368,053 and $5,981,449, respectively)	$ 480,292,098	$ 534,075,394

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.53	$ 20.66	$ 9.33	$ 6.83	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[b]	(.17)	(.25)	(.18)	(.07)	.02
Net realized and unrealized gain (loss) on investment transactions	(.73)	.37	11.57	2.63	.00***
Total from investment operations	(.90)	.12	11.39	2.56	.02
Less distributions from: Net investment income	—	(1.25)	(.06)	(.06)	—
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.66)	(1.25)	(.06)	(.06)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 16.97	$ 19.53	$ 20.66	$ 9.33	$ 6.83
Total Return (%)[c]	(4.62)	.48[d]	122.10[d]	37.88	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	146	134	8.3
Ratio of expenses before expense reductions (%)	1.62	1.72	1.90	1.93	1.87*
Ratio of expenses after expense reductions (%)	1.62	1.62	1.85	1.93	1.87*
Ratio of net investment income (loss) (%)	(.99)	(1.34)	(1.23)	(.61)	.85*
Portfolio turnover rate (%)	53	76	80	163	113

[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.45	$ 20.55	$ 9.31	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[b]	(.29)	(.39)	(.27)	(.14)	.01
Net realized and unrealized gain (loss) on investment transactions	(.73)	.36	11.51	2.64	(.01)
Total from investment operations	(1.02)	(.03)	11.24	2.50	.00
Less distributions from: Net investment income	—	(1.07)	—	—	—
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.66)	(1.07)	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 16.77	$ 19.45	$ 20.55	$ 9.31	$ 6.81
Total Return (%)[c]	(5.30)[d]	(.26)[d]	120.73[d]	36.71	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	32	24	5.3
Ratio of expenses before expense reductions (%)	2.41	2.53	2.73	2.73	2.67*
Ratio of expenses after expense reductions (%)	2.36	2.36	2.69	2.73	2.67*
Ratio of net investment income (loss) (%)	(1.73)	(2.08)	(2.07)	(1.41)	.05*
Portfolio turnover rate (%)	53	76	80	163	113

[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.42	$ 20.53	$ 9.29	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[b]	(.28)	(.38)	(.29)	(.15)	.01
Net realized and unrealized gain (loss) on investment transactions	(.73)	.35	11.53	2.64	(.01)
Total from investment operations	(1.01)	(.03)	11.24	2.49	.00
Less distributions from: Net investment income	—	(1.08)	—	(.01)	—
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.66)	(1.08)	—	(.01)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 16.75	$ 19.42	$ 20.53	$ 9.29	$ 6.81
Total Return (%)[c]	(5.26)	(.25)[d]	120.99[d]	36.77	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	84	40	2.1
Ratio of expenses before expense reductions (%)	2.33	2.48	2.71	2.71	2.64*
Ratio of expenses after expense reductions (%)	2.33	2.35	2.63	2.71	2.64*
Ratio of net investment income (loss) (%)	(1.70)	(2.07)	(2.01)	(1.39)	.08*
Portfolio turnover rate (%)	53	76	80	163	113

[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 19.54	$ 20.68	$ 9.34	$ 6.83	$ 5.30
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.21)	(.13)	(.03)	.09
Net realized and unrealized gain (loss) on investment transactions	(.72)	.37	11.56	2.62	1.46
Total from investment operations	(.85)	.16	11.43	2.59	1.55
Less distributions from: Net investment income	—	(1.30)	(.09)	(.08)	(.02)
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total from distributions	(1.66)	(1.30)	(.09)	(.08)	(.02)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 17.03	$ 19.54	$ 20.68	$ 9.34	$ 6.83
Total Return (%)	(4.34)	.65[b]	122.72[b]	38.51	29.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	32	24	4	1
Ratio of expenses before expense reductions (%)	1.40	1.49	1.66	1.65	1.59
Ratio of expenses after expense reductions (%)	1.40	1.38	1.63	1.65	1.59
Ratio of net investment income (loss) (%)	(.77)	(1.10)	(1.01)	(.33)	1.40
Portfolio turnover rate (%)	53	76	80	163	113
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Class S
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 19.52	$ 20.65	$ 9.34	$ 6.83	$ 5.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.20)	(.12)	(.03)	.09
Net realized and unrealized gain (loss) on investment transactions	(.72)	.36	11.52	2.62	1.45
Total from investment operations	(.85)	.16	11.40	2.59	1.54
Less distributions from: Net investment income	—	(1.29)	(.09)	(.08)	(.02)
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.66)	(1.29)	(.09)	(.08)	(.02)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 17.01	$ 19.52	$ 20.65	$ 9.34	$ 6.83
Total Return (%)	(4.34)	.70[b]	122.39[b]	38.36	28.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	215	240	248	114	96
Ratio of expenses before expense reductions (%)	1.37	1.47	1.66	1.65	1.59
Ratio of expenses after expense reductions (%)	1.37	1.33	1.64	1.65	1.59
Ratio of net investment income (loss) (%)	(.74)	(1.05)	(1.02)	(.33)	1.40
Portfolio turnover rate (%)	53	76	80	163	113
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Gold and Precious Metals Fund (the "Fund"), is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 17,014,888
Undistributed net long-term capital gains	$ 21,090,873
Net unrealized appreciation (depreciation) on investments	$ 8,657,843

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$ —	$ 31,508,434
Distributions from long-term capital gains	$ 44,683,724	—

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $245,559,133 and $257,325,648, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor. The Advisor compensates DIAL out of the management fee it receives from the Fund.

Effective October 1, 2003 through February 28, 2006, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and director counsel fees and organizational and offering expenses). Furthermore, for the year ended October 31, 2005, the Advisor agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class B and C at 1.38% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the fiscal year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 210,235	$ —	$ 33,268
Class B	59,942	13,404	6,941
Class C	98,755	—	14,399
Class AARP	58,661	—	9,416
Class S	296,099	—	42,853
	$ 723,692	$ 13,404	$ 106,877

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $262,203 of which $22,523 is unpaid at October 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 218,279	$ 20,144
Class C	561,333	47,350
	$ 779,612	$ 67,494

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 305,671	$ 29,582.24%
Class B	67,037	6,709.23%
Class C	164,961	14,312.22%
	$ 537,669	$ 50,603

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005, aggregated $89,493.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $91,113 and $45,274, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended October 31, 2005, SDI received $6,175.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,280, of which $6,240 is unpaid at October 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $7,084, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended October 31, 2005, with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2004	Total Purchase Cost	Total Sales Cost ($)	Total Gain/ (Loss)	Shares	Value ($) at October 31, 2005
Adamus Resources Ltd.*	1,516,538	72,191	839,853	(146,086)	—	N/A
Anooraq Resources Corp.*	3,066,202	—	—	—	2,000,000	1,456,270
Anooraq Resources Corp. (Warrants) 144A*	46,608	—	124,871	(124,871)	—	N/A
Bema Gold Corp.*	21,478,992	1,688,702	7,346,804	4,563,621	4,655,000	11,705,486
Bema Gold Corp. (Warrants)*	2,823,611	—	2,260,424	1,651,864	—	N/A
Cambior, Inc.*	21,291,248	1,126,949	13,336,650	(3,068,087)	845,000	1,509,567
Cambior, Inc. (Warrants)*	1,021,009	—	—	—	922,500	273,368
Cardero Resource Corp.*	4,208,949	—	1,503,823	756,173	962,700	2,575,677
Celtic Resources Holdings PLC 144A*	10,663,213	822,235	2,058,331	1,563,783	1,350,000	5,089,160
Central Asia Gold Ltd.*	1,906,890	341,963	—	—	4,800,000	2,225,347
Crystallex International Corp.*	24,978,000	4,936,959	8,597,031	3,503,758	6,075,000	8,079,750
Crystallex International Corp. (Warrants)*	636,975	—	—	—	450,000	9,966
Desert Sun Mining Corp.	5,107,932	796,802	1,183,776	514,891	4,520,000	8,687,156
Desert Sun Mining Corp. (Warrants)	182,005	—	—	—	600,000	350,521
Gateway Gold Corp.*	1,881,533	—	886,118	(1,056,082)	600,000	472,441
Gateway Gold Corp. (Warrants)*	—	—	17,335	(17,335)	—	N/A
Centralian Minerals Ltd.*	3,043,546	—	612,765	416,007	1,323,529	98,967
Great Basin Gold Ltd.*	6,197,991	—	254,101	35,177	3,750,000	3,333,757
Guinor Gold Corp.*	9,940,562	1,743,173	11,816,283	6,223,352	3,673,500	4,323,228
Guinor Gold Corp. (Warrants)* +	—	1,743,173	—	—	—	N/A
Kirkland Lake Gold, Inc.*	7,632,712	—	4,722,134	761,867	—	N/A
Northern Lion Gold Corp.*	1,217,463	—	134,841	(4,683)	1,050,000	315,596
Odyssey Resources Ltd. (Warrants)*	165,526	—	174,860	(436,922)	—	N/A
Odyssey Resources Ltd. (Warrants)*	—	—	679	(679)	—	N/A
Queenstake Resources Ltd.*	4,108,711	—	3,500,218	(2,934,736)	—	N/A
Randgold Resources Ltd. (ADR)*	—	3,494,375	625,643	205,720	517,000	7,041,540
Red 5 Ltd.*	1,418,950	—	907,459	117,115	—	N/A
Red 5 Ltd. (Warrants)*	4,487	—	40,732	(40,732)	—	N/A
Wolfden Resources, Inc.*	9,791,965	—	5,377,699	335,957	863,700	1,733,104
Wolfden Resources, Inc. (Warrants)*	120,114	—	—	—	—	N/A
	124,215,790			12,819,072		59,280,901

* No longer an affiliate at October 31, 2005. On October 31, 2005, investments in affiliated issuers, at value were $9,037,677.

+ The Guinor Gold Corp. warrants were exercised in exchange for 2,000,000 common shares of Guinor Gold Corp.

F. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,569,469	$ 76,996,997	9,712,194	$ 190,946,114
Class B	847,782	13,896,360	1,337,866	26,222,130
Class C	1,324,368	22,421,757	3,799,726	75,060,709
Class AARP	469,943	8,035,011	2,214,241	45,055,785
Class S	3,322,369	57,061,440	4,857,378	94,333,597
		$ 178,411,565		$ 431,618,335
Shares issued to shareholders in reinvestment of distributions
Class A	591,212	$ 10,044,702	333,766	$ 6,618,583
Class B	134,573	2,272,929	63,996	1,271,593
Class C	346,164	5,836,418	120,981	2,400,293
Class AARP	140,614	2,390,441	87,476	1,732,934
Class S	1,113,113	18,911,796	729,173	14,423,055
		$ 39,456,286		$ 26,446,458
Shares redeemed
Class A	(4,837,087)	$ (80,143,046)	(9,071,594)	$ (174,725,831)
Class B	(681,447)	(11,406,722)	(951,822)	(18,122,034)
Class C	(1,471,984)	(24,609,931)	(1,547,140)	(28,828,075)
Class AARP	(786,726)	(13,204,659)	(1,807,042)	(35,034,934)
Class S	(4,119,186)	(67,303,247)	(5,301,586)	(101,031,446)
		$ (196,667,605)		$ (357,742,320)
Redemption fees		$ 53,492		$ —
Net increase (decrease)
Class A	323,594	$ 6,919,023	974,366	$ 22,838,866
Class B	300,908	4,764,971	450,040	9,371,689
Class C	198,548	3,651,246	2,373,567	48,632,927
Class AARP	(176,169)	(2,776,608)	494,675	11,753,785
Class S	316,296	8,695,106	284,965	7,725,206
		$ 21,253,738		$ 100,322,473

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

J. Payments Made by Affiliates

During the year ended October 31, 2005, the Advisor fully reimbursed the Fund $11,388 for losses incurred on a trade executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Mutual Funds, Inc. and the Shareholders of Scudder Gold and Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Gold and Precious Metals Fund, (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 29, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The fund paid distributions of $1.66 per share from net long-term capital gains during its year ended October 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $23,400,000 as capital gain dividends for its year ended October 31, 2005, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $2,745,000, or the maximum allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Directors — including the chair of the board — are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that, although the Fund's performance (Class S shares for periods ended June 30, 2005) was in the 4th quartile of the applicable Lipper universe for the one-year period, its performance was in the 1st quartile for each of the three- and five-year periods. The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods ended June 30, 2005 and underperformed its benchmark in the one-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGDAX	SGDBX	SGDCX
CUSIP Number	810904-300	810904-409	810904-508
Fund Number	419	619	719

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGLDX	SCGDX
Fund Number	119	019
Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder Mutual Funds, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER GOLD AND PRECIOUS METALS FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $80,500          $225                 $0                $0
--------------------------------------------------------------------------------
2004              $79,500          $185               $13,900             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                 $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                 $453,907                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed-upon procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005               $0           $197,605           $104,635           $302,240
--------------------------------------------------------------------------------
2004             $13,900           $0             $1,153,767         $1,167,667
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Gold and Precious Metals Fund, a
                                    series of Scudder Mutual Funds, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Gold and Precious Metals Fund, a
                                    series of Scudder Mutual Funds, Inc.

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006